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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT

         Pursuant to Section 13 OR 15(d) of the Securities Act of 1934


                                April 30, 2001
               Date of Report (date of earliest event reported)



                                 BANCTEC, INC.
            (Exact name of registrant as specified in its charter)



           Delaware                      0-9859                 75-1559633
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


                            2701 E. Grauwyler Road
                              Irving, Texas 75061
         (Address of principal executive offices, including zip code)


                                (972) 579-6000
             (Registrant's telephone number, including area code)
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ITEM 5.  Other Events.

The Registrant previously filed Form 12b-25 notifying the SEC that its Annual Report on Form 10-K for the year ended December 31, 2000 could not be filed within the prescribed time period. Effective April 30, 2001, the Registrant received a waiver (the "Waiver") with respect to its obligation to deliver audited consolidated financial statements to its lenders under its Credit Agreement dated July 1999. The parties to the Waiver are BancTec, Inc. (the "Borrower"), several banks and other financial institutions, ABN AMRO Bank, N.V., as Co-Agent, and The Chase Manhattan Bank (formerly, Chase Bank of Texas, N.A.), as administrative agent and syndication agent, (collectively called "the Lenders"). Pursuant to the Waiver, the Lenders waived, through May 15, 2001, any covenant violation or event of default related to the delay in the delivery of the audited consolidated financial statements to the Lenders.

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SIGNATURE
---------


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


  BANCTEC, INC.



                                    By:  /s/ Evelyn Henry Miller
                                        ---------------------------
                                        Evelyn Henry Miller
                                        Senior Vice President and
                                        Chief Financial Officer



Date of Report:  April 30, 2001
(Date of earliest event reported)

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